UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2016

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 24, 2016, CASI Pharmaceuticals, Inc. (the “Company”) entered into and closed on a stock purchase agreement (the “Agreement”) with an accredited investor (the “Investor”), pursuant to which, the Company agreed to sell to the Investor in a private placement an aggregate of 2,469,135 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at $1.190 per share, and a total of 493,827 warrants, representing a 20% warrant coverage, with a purchase price of $0.125 per whole warrant share, for aggregate gross proceeds to the Company of $3.0 million. The warrants will become exercisable three months after issuance at $1.69 per share exercise price, and will expire three years from the date the warrants become exercisable.

The Company has granted registration rights to the Investor and has agreed to file a resale registration statement covering the shares of the Common Stock and the shares of Common Stock underlying the warrants within 120 days of the Closing.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of such Agreement, a copy of which was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2015.

Item 3.02.  Unregistered Sales of Equity Securities

The description of the transaction contemplated by the Agreement described under Item 1.01 above is incorporated herein by reference. The issuance of the shares and warrants pursuant to the Agreement is intended to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereunder.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
4.1	Form of Common Stock Purchase Warrant (included in Exhibit 10.1) (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q filed on November 13, 2015)

10.1	Form of Securities Purchase Agreement, dated September 20, 2015, by and among CASI Pharmaceuticals, Inc. and the investors thereto (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q filed on November 13, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu COO, General Counsel & Secretary

Date: October 25, 2016

EXHIBIT INDEX

4.1	Form of Common Stock Purchase Warrant (included in Exhibit 10.1) (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q filed on November 13, 2015)

10.1	Form of Securities Purchase Agreement, dated September 20, 2015, by and among CASI Pharmaceuticals, Inc. and the investors thereto (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q filed on November 13, 2015)